EXHIBIT 10.1
AMENDMENT NO. 4 TO CREDIT AGREEMENT
This AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of August 19, 2024 (this “Amendment”), is entered into by and among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), the Subsidiary Guarantors party hereto, the Amendment No. 4 Incremental Term B Lenders (as defined below) and JPMORGAN CHASE BANK, N.A., as the Administrative Agent.

PRELIMINARY STATEMENTS

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of June 27, 2011 (as amended and restated as of July 2, 2015, as further amended and restated as of August 21, 2017, as further amended and restated as of March 18, 2022, as amended by that certain Amendment No. 1 to Credit Agreement, dated as of December 28, 2023, as amended by that certain Amendment No. 2 to Credit Agreement, dated as of June 7, 2024, as amended by that certain Amendment No. 3 to Credit Agreement, dated as of July 2, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), by and among the Parent, the Company, the other Subsidiaries of the Company party thereto as Borrowers, the Lenders and the Issuing Banks party thereto, the Administrative Agent and the Canadian Administrative Agent;
WHEREAS, pursuant to Section 2.01(d) of the Credit Agreement, the Company is requesting Incremental Term Loans in an aggregate principal amount of $53,373,636.51 (the “Amendment No. 4 Incremental Term B Loans”) and is requesting that each Lender set forth on Schedule I hereto (each an “Amendment No. 4 Incremental Term B Lender”) make Amendment No. 4 Incremental Term B Loans to the Company on the Amendment No. 4 Effective Date (as defined below) in an aggregate principal amount equal to the amount set forth opposite its name on Schedule I hereto (such amount, such Amendment No. 4 Incremental Term B Lender’s “Amendment No. 4 Incremental Term B Commitment”), and that such amount will be applied by the Company for working capital and general corporate purposes, including to prepay all or any portion of the Existing Term B Loans (as defined in the Credit Agreement) outstanding on the Amendment No. 4 Effective Date;
WHEREAS, pursuant to Section 2.01(d)(vi) of the Credit Agreement, the Parent, the Company and the Administrative Agent may enter into an Incremental Facility Amendment in order to establish the Amendment No. 4 Incremental Term B Loans and to make technical amendments as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Company, in connection with the establishment of the Amendment No. 4 Incremental Term B Loans;
WHEREAS, pursuant to Section 2.01(d) of the Credit Agreement, the Credit Agreement is amended as set forth herein; and
WHEREAS, on the terms and conditions set forth herein and in the Amended Credit Agreement, the Amendment No. 4 Incremental Term B Lenders are willing to make the Amendment No. 4 Incremental Term B Loans to the Company on the Amendment No. 4 Effective Date.

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NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and recitals hereto) have the meanings assigned to them in the Amended Credit Agreement.
SECTION 2.Amendment No. 4 Incremental Term B Loans.
1.1.1.Subject to the terms and conditions set forth herein, each Amendment No. 4 Incremental Term B Lender agrees to make Amendment No. 4 Incremental Term B Loans to the Company in a single drawing in Dollars on the Amendment No. 4 Effective Date in an aggregate principal amount not to exceed its Amendment No. 4 Incremental Term B Commitment. Amendment No. 4 Incremental Term B Loans that are repaid or prepaid may not be re-borrowed. The Amendment No. 4 Incremental Term B Commitments shall automatically terminate on the Amendment No. 4 Effective Date (after the making of the Amendment No. 4 Incremental Term B Loans on such date).
1.1.2.This Amendment constitutes an “Incremental Facility Amendment” (pursuant to Section 2.01(d)(vi) of the Credit Agreement) with respect to the establishment of the Amendment No. 4 Incremental Term B Commitments and the Amendment No. 4 Incremental Term B Loans. From and after the Amendment No. 4 Effective Date, for all purposes of the Amended Credit Agreement and the other Basic Documents, (i) the Amendment No. 4 Incremental Term B Commitments shall constitute “Amendment No. 1 Incremental Term B Commitments” and “Incremental Commitments”, (ii) the Amendment No. 4 Incremental Term B Loans shall constitute “Amendment No. 1 Incremental Term B Loans”, “Incremental Term Loans”, “Term Loans” and “Term B Loans” and (iii) each Amendment No. 4 Incremental Term B Lender shall be an “Amendment No. 1 Incremental Term B Lender”, a “Lender”, a “Term B Lender” and a “Term Lender”.
1.1.3.The Amendment No. 4 Incremental Term B Loans will constitute an increase to, and part of the same Class and Facility as, the Amendment No. 1 Incremental Term B Loans outstanding on the Amendment No. 4 Effective Date immediately prior to the effectiveness of this Amendment (the “Existing Amendment No. 1 Incremental Term B Loans”), shall be assigned the same CUSIP as, be fungible with (including for tax purposes), and be subject to the same terms and conditions as, the Existing Amendment No. 1 Incremental Term B Loans.
1.1.1.1.Amortization. The Amendment No. 4 Incremental Term B Loans shall amortize at the same rate as the Existing Amendment No. 1 Incremental Term B Loans.
1.1.1.2.Initial Interest Rates and Interest Periods. The Amendment No. 4 Incremental Term B Loans will initially be subject to the same Interest Periods as the currently outstanding Amendment No. 1 Incremental Term B Loans on the Amendment No. 4 Effective Date (which, for the avoidance of doubt, is 1 month ending August 30, 2024).
1.1.1.3.Form of Term Note. Any Note evidencing the aggregate Indebtedness of the Borrowers to any Amendment No. 4 Incremental Term B Lender resulting from the Amendment No. 4 Incremental Term B Loans made by such Amendment No. 4 Incremental Term B Lender shall be in the form of Exhibit A to Amendment No. 1.

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1.1.4.The proceeds of the Amendment No. 4 Incremental Term B Loans shall be used to (i) prepay all or any portion of the Existing Term B Loans outstanding as of the Amendment No. 4 Effective Date and (ii) for working capital and general corporate purposes.
1.1.5.The Administrative Agent hereby consents to the Amendment No. 4 Term B Lender’s provision of the Amendment No. 4 Term B Loans.
SECTION 3.[Reserved].
SECTION 4.Representations and Warranties. Each of the Parent and the Company jointly and severally represents and warrants to the Administrative Agent and to each of the Amendment No. 4 Incremental Term B Lenders that, immediately after giving effect to the incurrence of the Amendment No. 4 Incremental Term B Loans (and the use of proceeds thereof) on the Amendment No. 4 Effective Date, the representations and warranties made by the Parent and the Company in the Amended Credit Agreement are true in all material respects (except for those representations and warranties qualified by materiality, which shall be true in all respects) on and as of the Amendment No. 4 Effective Date (except to the extent such representations and warranties relate to an earlier date, in which event they shall be true in all material respects (except for those representations and warranties qualified by materiality, which shall be true in all respects) on and as of such earlier date).
SECTION 5.Effectiveness. This Amendment shall become effective as of the date (the “Amendment No. 4 Effective Date”) on which each of the following conditions shall have been satisfied (or waived by the Majority Lenders of the Amendment No. 4 Incremental Term B Lenders):
1.1.1.the Administrative Agent (or its counsel) shall have received (1) from (i) the Parent and the Company, (ii) each Subsidiary Guarantor and (iii) the Amendment No. 4 Incremental Term B Lenders either (A) a counterpart of this Amendment signed on behalf of each such party or (B) evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment and (2) to the extent an Amendment No. 4 Incremental Term B Lender so requests, a Note signed by the Company;
1.1.2.the representations set forth in Section 4 shall be true and correct on and as of the Amendment No. 4 Effective Date;
1.1.3.on and as of the Amendment No. 4 Effective Date, no Default or Event of Default shall exist immediately prior to or after giving effect to the Amendment and the incurrence of the Amendment No. 4 Incremental Term B Loans (or the use of proceeds thereof);
1.1.4.the Administrative Agent shall have received a certificate, dated as of the Amendment No. 4 Effective Date and signed by a responsible officer of the Company, certifying that the conditions set forth in Sections 5(b) and 5(c) are satisfied;
1.1.5.the Administrative Agent shall have received (or substantially concurrently with the funding of the Amendment No. 4 Incremental Term B Loans on the Amendment No. 4 Effective Date, will receive) (i) for the ratable benefit of each Amendment No. 4 Incremental Term B Lender, a non-refundable upfront fee (which may be structured as original issue discount) in an amount equal to 0.50% of such Lender’s Amendment No. 4 Incremental Term B Commitment on the Amendment No. 4 Effective Date and (ii) to the extent invoiced at least 3 Business Days prior to the Amendment No. 4

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Effective Date, reimbursement or payment of all out of pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Obligors hereunder, under the Amended Credit Agreement, under any other Basic Document or under any engagement letter entered into in connection with the Amendment No. 4 Incremental Term B Loans established hereunder;
1.1.6.The Amendment No. 4 Incremental Term B Lenders shall have received, at least three Business Days prior to the Amendment No. 4 Effective Date, to the extent requested at least 10 Business Days prior to the Amendment No. 4 Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;
1.1.7.To the extent the Company qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Amendment No. 4 Incremental Term B Lenders shall have received a Beneficial Ownership Certification in relation to the Company if requested at least ten Business Days prior to the Amendment No. 4 Effective Date; and
1.1.8.The Company shall make a borrowing request in accordance with Section 5.05 of the Amended Credit Agreement with respect to the Amendment No. 4 Incremental Term B Loans.
SECTION 6.Reaffirmation. Each of the Parent, the Company and each Subsidiary Guarantor party hereto hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Basic Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (b) its guarantee of the Obligations under the Parent Guaranty, the Company Guaranty or the Subsidiary Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Security Documents, in each case, subject to any applicable limitations and conditions set forth therein. The modification of the Credit Agreement effected pursuant to this Amendment and the execution, delivery, performance or effectiveness of this Amendment do not impair the validity, effectiveness or priority of the Liens granted pursuant to any Security Document, and such Liens shall remain in full force and effect, and will continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred, after giving effect to this Amendment.
SECTION 7.Effect of Amendment; No Novation.
1.1.1.Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Canadian Administrative Agent, the Issuing Banks or the Lenders under the Credit Agreement or any other Basic Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Basic Document, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any Obligor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Amended Credit Agreement or any other Basic Document in similar or different circumstances.
1.1.2.On and after the Amendment No. 4 Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, as used in the Amended Credit Agreement, shall refer to the Credit Agreement as amended by this

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Amendment, and the term “Credit Agreement”, as used in any Basic Document, shall mean the Amended Credit Agreement. This Amendment shall constitute a “Basic Document” for all purposes of the Amended Credit Agreement and the other Basic Documents.
1.1.3.This Amendment shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release any Guarantee thereof. Nothing expressed or implied in this Amendment, the Amended Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of Parent or the Company under the Credit Agreement or any Obligor under any Basic Document (as defined in the Credit Agreement) from any of its obligations and liabilities thereunder.
1.1.4.It is the intent of the parties hereto, and the parties hereto agree, that this Amendment shall not constitute a novation of the Credit Agreement, any other Basic Document (as defined in the Credit Agreement) or any of the rights, obligations or liabilities thereunder.
SECTION 8.GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; JURY TRIAL WAIVER. THE PROVISIONS CONCERNING GOVERNING LAW AND WAIVER OF JURY TRIAL AND JURISDICTION AND CONSENT TO SERVICE OF PROCESS SET FORTH IN SECTION 12.11 OF THE AMENDED CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT AND ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
SECTION 9.Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. The provisions concerning execution set forth in Section 12.10 of the Amended Credit Agreement shall apply to this Amendment and incorporated herein by this reference, mutatis mutandis.
SECTION 10.Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 11.Headings. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Amendment.
SECTION 12.Indemnification; Confidentiality. For the avoidance of doubt, the provisions set forth in Sections 12.04 and 12.07 of the Amended Credit Agreement shall apply this Amendment and incorporated herein by this reference, mutatis mutandis.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.
THE PARENT:
IRON MOUNTAIN INCORPORATED
By:    /s/ David Buda_______________________
Name: David Buda
Title: Senior Vice President, Finance and Treasurer
THE COMPANY:
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
By:    /s/ David Buda_______________________

Name: David Buda
Title: Senior Vice President, Finance and Treasurer

[Signature Page to Amendment No. 4 to Credit Agreement]

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THE SUBSIDIARY GUARANTORS:
IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN DATA CENTERS, LLC
IRON MOUNTAIN DATA CENTERS SERVICES, LLC
IM MORTGAGE SOLUTIONS, LLC
IRON MOUNTAIN GLOBAL HOLDINGS, INC.
NETTLEBED ACQUISITION CORP.
IRON MOUNTAIN RECORDS MANAGEMENT (PUERTO RICO), INC.
IRON MOUNTAIN CANADA OPERATIONS ULC
INTERCEPT PARENT, INC.
ITRENEW, INC.
ESISO, LLC
By:    /s/ David Buda_______________________
Name: David Buda
Title: Senior Vice President, Finance and Treasurer
IRON MOUNTAIN (UK) PLC
By:    /s/ Graeme Mackie____________________
Name: Graeme Mackie
Title: Director

[Signature Page to Amendment No. 4 to Credit Agreement]

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THE ADMINISTRATIVE AGENT:
JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent
By:    /s/ Leonard Ho____________________
    Name: Leonard Ho
    Title: Vice President

BARCLAYS BANK PLC,
as an Amendment No. 4 Incremental Term B Lender

By:    /s/ Peter Thomson____________________
    Name: Peter Thompson
    Title: Managing Director

[Signature Page to Amendment No. 4 to Credit Agreement]

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SCHEDULE I

Amendment No. 4 Incremental Term B Commitments
Amendment No. 4 Incremental Term B Lender	Amendment No. 4 Incremental Term B Commitment
Barclays Bank PLC	$53,373,636.51
Total	$53,373,636.51

[Schedule I to Amendment No. 4 to Credit Agreement]

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